UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2020

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(561)	404-2934
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing that its Chief Executive Officer, Stefan Joselowitz, and Chief Financial Officer, John Granara will present and host meetings at the Raymond James Technology Investors Conference. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX Telematics to present at the Raymond James Technology Investors Conference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MIX TELEMATICS LIMITED

                                By: /s/ John Granara
                                Name: John Granara
                                Title: Chief Financial Officer

Date: December 2, 2020

Exhibit 99.1

MiX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
LEI Code: 529900S6HHR7CK7BU646
(“MiX Telematics” or “the Company”)

MiX TELEMATICS TO PRESENT AT THE RAYMOND JAMES TECHNOLOGY INVESTORS CONFERENCE

Boca Raton, Florida, (December 2, 2020) – MiX Telematics (NYSE: MIXT and JSE: MIX), a leading global SaaS provider of connected fleet management solutions, announced that its Chief Executive Officer, Stefan Joselowitz, and Chief Financial Officer, John Granara will present and host meetings at the Raymond James Technology Investors Conference.

MiX Telematics’ presentation is scheduled for Tuesday, December 8, 2020 at 3:20 p.m. Eastern Time (10:20 p.m. South Africa Time) and will be webcast live. An archive of the presentation will be available for a limited time on the “Investors” page of the Company’s website (www.mixtelematics.com).

About MiX Telematics Limited
MiX Telematics is a leading global provider of fleet and mobile asset management solutions, delivered as SaaS, to more than more than three quarters of a million subscribers in over 120 countries. In the U.S., MiX Telematics offers a broad range of solutions; from self-service telematics software that runs on any mobile device to enterprise solutions that are ELD compliant and include dedicated account managers who proactively monitor to ensure that customers achieve optimal value for their investment. The Company provides solutions for efficiency, safety, compliance and security to fleets of all sizes. MiX Telematics was founded in 1996 and has offices in the United States, South Africa, the United Kingdom, Uganda, Brazil, Mexico, Australia and the United Arab Emirates as well as a network of more than 130 fleet partners worldwide. MiX Telematics shares are publicly traded on the New York Stock Exchange (NYSE: MIXT) and the Johannesburg Stock Exchange (JSE: MIX). For more information. For more information visit www.mixtelematics.com.

Investor Contact:

Brian Denyeau
ICR for MiX Telematics
ir@mixtelematics.com
+1-855-564-9835

December 2, 2020

JSE sponsor

Java Capital